Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Richard Nuzum, President and Chief Executive Officer (Principal Executive Officer) of Mercer Funds (the “Registrant”), certifies to the best of his knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2013 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer) Mercer Funds

Date: November 25, 2013

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Richard S. Joseph, Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer) of Mercer Funds (the “Registrant”), certifies to the best of his knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2013 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard S. Joseph
Richard S. Joseph Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer) Mercer Funds

Date: November 25, 2013

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.